UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________________________

FORM 8-K/A

_____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2016

SEVCON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-9789	04-2985631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Northboro Road Southborough, MA	01772
(Address of principal executive offices)	(zip code)

(508) 281-5510 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 11, 2016, Sevcon, Inc. (the “Company”) filed a Current Report on Form 8-K to report the Company’s entry into a Securities Purchase Agreement and a Registration Rights Agreement and subsequent issuance of shares and warrants pursuant to the Securities Purchase Agreement.

This Current Report on Form 8-K/A is for the sole purpose of refiling Exhibit 4.1, which had typographical errors as originally filed.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Forms of warrant to purchase common stock issued July 8, 2016, pursuant to Securities Purchase Agreement dated July 6, 2016.
10.1	Securities Purchase Agreement dated July 6, 2016 among Sevcon, Inc. and the Investors named therein (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Sevcon, Inc. on July 11, 2016).
10.2	Registration Rights Agreement dated July 6, 2016 among Sevcon, Inc. and the Investors named therein (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Sevcon, Inc. on July 11, 2016).
99.1	Press release of the Company dated July 7, 2016 (Incorporated by reference to Exhibit 99.1 on Form 8-K filed by Sevcon, Inc. on July 11, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVCON, INC.

Dated: July 12, 2016	By:	/s/ Raymond J. Thibault Jr.
Raymond J. Thibault Jr.
Assistant Treasurer